                                                                   EXHIBIT 10.23


                                INCENTIVE WARRANT

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF JANUARY __, 2001, BETWEEN PRACTICEWORKS, INC. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM PRACTICEWORKS, INC.'S EXECUTIVE OFFICES.

                                                                          [DATE]

         Warrant to Purchase up to [$3,500,000 divided by Purchase Price of First Sale] shares of Common Stock of PracticeWorks, Inc. (hereinafter, the "Incentive Warrant").

         PracticeWorks, Inc., an entity organized and existing under the laws of the State of Delaware (the "Company"), hereby agrees that Crescent International Ltd. (the "Investor") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period (as defined below) up to [$3,500,000 divided by Purchase Price of First Sale] fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), as the same may be adjusted from time to time pursuant to Section 6 hereof, at the Exercise Price (as defined below), as the same may be adjusted pursuant to Section 6 hereof. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Incentive Warrant is subject to the provisions of the Registration Rights Agreement (as defined below).

         Section  1.       Definitions.

                  "Aggregate Exercise Price" shall mean, with respect to any exercise (in whole or in part) of this Incentive Warrant, the Exercise Price multiplied by the total number of shares of Common Stock for which this Incentive Warrant is being exercised.

                  "Agreement" shall mean the Stock Purchase Agreement, dated as of January __, 2001, between the Company and the Investor.

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                  "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) or assets (upon liquidation of the Company).

                  "Exercise Date" shall mean, with respect to any exercise (in whole or in part) of this Incentive Warrant either (i) the date this Incentive Warrant, the Exercise Notice and the Aggregate Exercise Price are received by the Company or (ii) the date a copy of the Exercise Notice is sent by facsimile to the Company, provided that this Incentive Warrant, the original Exercise Notice, and the Aggregate Exercise Price are received by the Company within five Trading Days thereafter and provided further that if this Incentive Warrant, the original Exercise Notice and the Aggregate Exercise Price are not received within five Trading Days in accordance with clause (ii) above, the Exercise Date for this clause (ii) shall be the date that the Company receives this Incentive Warrant, the original Exercise Notice and the Aggregate Exercise Price.

                  "Exercise Notice" shall mean, with respect to any exercise (in whole or in part) of this Incentive Warrant the exercise form attached hereto as Exhibit A, duly executed by the Warrant Holder.

                  "Exercise Period" shall mean the period beginning on the date hereof and continuing until the expiration of the five-year period thereafter; provided that such period shall be extended one day for each day after the date hereof, that the Registration Statement covering (i) Commitment Shares purchased by the Investor, (ii) the Protective Warrant Shares, if any, related to any Sales and (iii) the Incentive Warrant Shares purchasable through exercise of this Incentive Warrant, is not effective during the period such Registration Statement is required to be effective pursuant to the Registration Rights Agreement.

                  "Exercise Price" as of the date hereof shall mean [150% of Purchase Price of First Sale] per share of Common Stock, subject to the adjustments provided for in Section 6 of this Incentive Warrant.

                  "Per Share Warrant Value" shall mean, with respect to any exercise (in whole or in part) of this Incentive Warrant, the difference resulting from subtracting the Exercise Price from the Bid Price of one share of Common Stock on the Trading Day immediately preceding the Exercise Date.

                  "Registration Rights Agreement" shall mean the registration rights agreement, dated January __, 2001 between the Company and the Investor.

                  "Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this Incentive Warrant.

                  Other capitalized terms used but not defined herein shall have their respective meanings set forth in the Agreement.

         Section 2.        Exercise; Cashless Exercise.

                  (a) Method of Exercise. This Incentive Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Warrant Holder by (i) the surrender of this Incentive Warrant, the Exercise Notice and the Aggregate Exercise Price to the Company at the address set forth in


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Section 11 hereof or (ii) the delivery by facsimile of an executed and completed
Exercise Notice to the Company and delivery to the Company within five Trading Days thereafter of this Incentive Warrant, the original Exercise Notice and the Aggregate Exercise Price.

                  (b) Payment of Aggregate Exercise Price. Subject to paragraph (c) below, payment of the Aggregate Exercise Price shall be made by check or bank draft payable to the order of the Company or by wire transfer to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Warrant Holder will be notified of the deficiency and shall make payment in that amount within five Trading Days of such notice. In the event the payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Warrant Holder within three Trading Days of both the receipt of such payment and the knowledge of such excess.

                  (c) Cashless Exercise. As an alternative to payment of the Aggregate Exercise Price in accordance with Section 2(b) above, the Warrant Holder may elect to effect a cashless exercise by so indicating on the Exercise Notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Warrant Holder shall surrender this Incentive Warrant for that number of shares of Common Stock determined by (i) multiplying the number of Incentive Warrant Shares for which this Incentive Warrant is being exercised by the Per Share Warrant Value and
(ii) dividing the product by the Bid Price of one share of the Common Stock on the Trading Day immediately preceding the Exercise Date.

                  (d) Replacement Warrant. In the event that the Incentive Warrant is not exercised in full, the number of Incentive Warrant Shares shall be reduced by the number of such Incentive Warrant Shares for which this Incentive Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to the Warrant Holder a new Incentive Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Incentive Warrant Shares.

         Section 3. Ten Percent Limitation. At no time may the Warrant Holder exercise this Incentive Warrant such that the number of Incentive Warrant Shares to be received pursuant to such exercise aggregated with all other shares of Common Stock then owned by the Warrant Holder beneficially or deemed beneficially owned (as such term is defined in Rule 13(d) under the Exchange
Act) by the Warrant Holder and its affiliates would result in the Warrant Holder and its affiliates owning more than 9.9% of all of such Common Stock as would be outstanding on such Exercise Date, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

         Section 4.        Delivery of Stock Certificates.

                  (a) Subject to the terms and conditions of this Incentive Warrant, as soon as practicable after the exercise of this Incentive Warrant in full or in part, and in any event within five Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder lawfully may direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Incentive Warrant Shares to


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which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof; provided, however, that any such delivery to a location outside of the United States also shall be made within five Trading Days after the exercise of this Incentive Warrant in full or in part.

                  (b) This Incentive Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Incentive Warrant, in full or in part, would result in the right to acquire any fractional share of Common Stock, then in such event such fractional share shall be considered a whole share of Common Stock and shall be added to the number of Incentive Warrant Shares issuable to the Investor upon exercise of this Incentive Warrant.

         Section 5.        Representations, Warranties and Covenants of the
                           Company.

                  (a) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this Incentive Warrant and the Incentive Warrant Shares to the Warrant Holder.

                  (b) At all times during the Exercise Period, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

                  (c) The Incentive Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

                  (d) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Incentive Warrant. The Company at all times shall reserve and keep available, solely for issuance and delivery as Incentive Warrant Shares hereunder, such shares of Common Stock as from time to time shall be issuable as Incentive Warrant Shares, and accordingly shall adjust the number of such shares of Common Stock promptly upon the occurrence of any of the events specified in Section 6 hereof.

         Section 6. Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Incentive Warrant Shares issuable upon exercise of the Incentive Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) Reclassification, Consolidation, Merger; Mandatory Share Exchange; Sale Transfer or Lease of Assets. If the Company, at any time while this Incentive Warrant is unexpired and not exercised in full, (i) reclassifies or changes its Outstanding Capital Shares (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon exercise of this Incentive Warrant) or (ii) consolidates, merges or effects a mandatory share exchange (x) with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or


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(y) as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of this Incentive Warrant) or (iii) sells, transfers or leases all or substantially all of its assets, then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment by the Warrant Holder of any additional consideration therefor, amend this Incentive Warrant or issue a new warrant providing that the Warrant Holder shall have rights not less favorable to the Warrant Holder than those then applicable to this Incentive Warrant and to receive upon exercise under such amendment of this Incentive Warrant or new warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of this Incentive Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, lease, sale or transfer by the holder of one share of Common Stock issuable upon exercise of this Incentive Warrant had this Incentive Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer (without giving effect to the limitation on ownership set forth in Section 3 hereof), and an appropriate provision for the foregoing shall be made by the Company as part of any such event. Such amended Incentive Warrant or new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges, sales, transfers and leases.

                  (b) Subdivision or Combination of Shares; Stock Dividends. If the Company, at any time while this Incentive Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, combine its Common Stock pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of effecting such subdivision, combination or dividend or other distribution (or if no such record is taken, as of the effective date of such subdivision, combination, dividend or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such subdivision, combination, dividend or other distribution by a fraction:

                           (i)      the numerator of which shall be the total
number of Outstanding Capital Shares immediately prior to such subdivision, combination, dividend or other distribution, and

                           (ii)     the denominator of which shall be the total
number of Outstanding Capital Shares immediately after such subdivision, combination, dividend or other distribution. The provisions of this Section 6(b) shall not apply under any of the circumstances for which an adjustment is made pursuant to Section 6(a).

                  (c) Liquidating Dividends, Etc. If the Company, at any time while this Incentive Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets, or any spin-off of any of the Company's lines of business, divisions or subsidiaries (other than under the circumstances provided for in the foregoing subsections
(a) and (b)), then the Warrant Holder shall be entitled to receive upon such


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exercise of the Incentive Warrant in addition to the Incentive Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Incentive Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Incentive Warrant (without giving effect to the limitation on ownership set forth in Section 3 hereof), and an appropriate provision therefor shall be made by the Company as part of any such distribution. No further adjustment shall be made following any event that causes a subsequent adjustment in the number of Incentive Warrant Shares issuable. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

                  (d) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 6, the number of Incentive Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Incentive Warrant Shares issuable prior to an adjustment by a fraction:

                           (i)      the numerator of which shall be the Exercise
Price before any adjustment pursuant to this Section 6; and

                           (ii)     the denominator of which shall be the
Exercise Price after such adjustment.

                  (e) Other Action Affecting Capital Shares. In the event after the date hereof the Company shall take any action affecting the number of Outstanding Capital Shares, other than an action specifically described in any of the foregoing subsections (a) through (c) hereof, inclusive (including, without limitation, a subdivision or combination of Common Stock, or the payment of a dividend in its Capital Shares or any other distribution), that in the reasonable opinion of the Warrant Holder would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the Incentive Warrant, the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors on the advice of the Company's independent public accountants shall in good faith determine to be equitable in the circumstances.

                  (f) Notice of Certain Actions. In the event the Company shall, at a time while the Incentive Warrant is unexpired and outstanding, take any action pursuant to subsections (a) through (e) of this Section 6 that may result in an adjustment of the Exercise Price, the Company shall notify the Warrant Holder of such action 10 days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Incentive Warrant prior to such action becoming effective.

                  (g) Notice of Adjustments. Whenever the Exercise Price or number of Incentive Warrant Shares shall be adjusted pursuant to Section 6 hereof, the Company shall promptly deliver by facsimile, with the original delivered by express courier service in accordance with Section 11 hereof, a certificate, which shall be signed by the Company's President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the


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basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Incentive Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment.

         Section 7. No Impairment. The Company will not, by amendment of its Certificate or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Incentive Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Incentive Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Incentive Warrant Shares on the exercise of this Incentive Warrant.

         Section 8. Rights As Stockholder. Prior to exercise of this Incentive Warrant and except as provided in Section 6 hereof, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Incentive Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least ten days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         Section 9. Replacement of Incentive Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Incentive Warrant and, in the case of any such loss, theft or destruction of the Incentive Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Incentive Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Incentive Warrant of like tenor.

         Section 10.       Restricted Securities.

                  (a) Registration or Exemption Required. This Incentive Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon Section 4(2) of the Securities Act. This Incentive Warrant and the Incentive Warrant Shares issuable upon exercise of this Incentive Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.


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                  (b)      Legend. Any replacement Incentive Warrants issued
pursuant to Section 2 hereof and any Incentive Warrant Shares issued upon exercise hereof, shall bear the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF JANUARY __, 2001, BETWEEN PRACTICEWORKS, INC. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE PRACTICEWORKS, INC.'S EXECUTIVE OFFICES."

         Removal of such legend shall be in accordance with the legend removal provisions in the Agreement.

                  (c) No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in paragraph (b) of this Section 10 has been or shall be placed on the share certificates representing the Incentive Warrant Shares and no instructions or "stop transfer orders," so called, "stock transfer restrictions" or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this
Section 10.

                  (d) Assignment. Assuming the conditions of Section 10(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Incentive Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to the Company substantially in the form of the assignment form attached hereto as Exhibit B (the "Assignment Notice") indicating the person or persons to whom this Incentive Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten days of receipt of such Assignment Notice, and shall deliver to the assignee(s) designated by the Warrant Holder a Incentive Warrant or Incentive Warrants of like tenor and terms for the specified number of shares.


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

                  (e) Investor's Compliance. Nothing in this Section 10 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

         Section 11. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be deemed duly given (i) upon delivery if hand delivered at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (ii) on the fifth business day after deposit into the mail, if deposited in the mail, registered or certified, return receipt requested, postage prepaid, addressed to the address designated below, (iii) upon delivery if delivered by reputable express courier service to the address designated below, or (iv) upon confirmation of transmission if transmitted by facsimile to the facsimile number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received). The addresses and facsimile numbers for such communications shall be:

         if to the Company:

                  PracticeWorks, Inc.
                  1765 The Exchange, Suite 300
                  Atlanta, GA 30339
                  Attention:     Richard E. Perlman
                  Telephone:     (770) 850-5006
                  Facsimile:     (770) 857-1300

         with a copy (which shall not constitute notice) to:

                  King & Spalding
                  191 Peachtree Street
                  Atlanta, GA 30303
                  Attention:     John J. Kelley III
                  Telephone:     (404) 572-4600
                  Facsimile:     (404) 572-5100


         if to the Investor:

                  Crescent International Ltd.
                  c/o GreenLight (Switzerland) SA
                  84, av Louis-Casai
                  P.O. Box 42
                  1216 Geneva, Cointrin
                  Switzerland
                  Attention:     Mel Craw/Maxi Brezzi
                  Telephone:     +41 22 791 71 69
                  Facsimile:     +41 22 929 53 94


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

         with a copy (which shall not constitute notice) to:

                  Clifford Chance Rogers & Wells LLP
                  200 Park Avenue
                  New York, NY  10166
                  Attention:     Sara P. Hanks, Esq./Earl S. Zimmerman, Esq.
                  Telephone:     (212) 878-8000
                  Facsimile:     (212) 878-8375

         Either party hereto may from time to time change its address or facsimile number for notices under this Section 11 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

         Section 12. Miscellaneous. This Incentive Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Incentive Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


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                  IN WITNESS WHEREOF, this Incentive Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

PRACTICEWORKS, INC.


By:
   -----------------------------------------------
   Name:
   Title:



Attested:


By:
   -----------------------------------------------
   Name:
   Title:      Secretary


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                       EXHIBIT A TO THE INCENTIVE WARRANT

                                  EXERCISE FORM

                               PRACTICEWORKS, INC.

         The undersigned (the "Registered Holder") hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of PracticeWorks, Inc., an entity organized and existing under the laws of the State of Delaware (the "Company"), evidenced by the attached Incentive Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of (check the appropriate box) (i) Ycash or certified check in the amount of $________; (ii) Ywire transfer to the Company's account at __________________, _________, _________ (Account No.:_________); or
(iii) Y______ Incentive Warrant Shares, which represent the amount of Incentive Warrant Shares as provided in the attached Incentive Warrant to be canceled in connection with such exercise, all in accordance with the conditions and provisions of said Incentive Warrant.

         The undersigned requests that stock certificates for such Incentive Warrant Shares be issued, and an Incentive Warrant representing any unexercised portion hereof be issued, pursuant to this Incentive Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated:
      --------------------------------------------



--------------------------------------------------
Signature of Registered Holder


--------------------------------------------------
Name of Registered Holder (Print)



--------------------------------------------------
Address


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

                                     NOTICE


         The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Incentive Warrant in every particular, without alteration or enlargement or any change whatsoever.

                       EXHIBIT B TO THE INCENTIVE WARRANT

                                   ASSIGNMENT


         (To be executed by the registered Warrant Holder (the "Registered Holder") desiring to transfer the Incentive Warrant, in whole or in part.)


         FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Incentive Warrant hereby sells, assigns or transfers unto the person(s) named below (the "Assignee") the right to purchase ______________ shares of the Common Stock of PracticeWorks, Inc. evidenced by the attached Incentive Warrant and does hereby irrevocably constitute and appoint ______________________ (attorney) to transfer the number of shares specified of the said Incentive Warrant on the books of the Company, with full power of substitution in the premises.

         The undersigned requests that such Incentive Warrant be issued, and an Incentive Warrant representing any unsold, unassigned or non-transferred portion hereof be issued, pursuant to this Incentive Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.


Dated:
      --------------------------------------------




--------------------------------------------------
Signature of Registered Holder


--------------------------------------------------
Name of Registered Holder (Print)



--------------------------------------------------
Address of Registered Holder


--------------------------------------------------
Name of Assignee (Print)



--------------------------------------------------
Address of Assignee (including zip code number)


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

Fill in for new Registration of Incentive Warrant:



--------------------------------------------------
Name

--------------------------------------------------
Address

--------------------------------------------------
Please print name and address of assignee
        (including zip code number)

                                     NOTICE


         The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Incentive Warrant in every particular, without alteration or enlargement or any change whatsoever.


                                       16